CONVERTIBLE SENIOR NOTES, NET	12 Months Ended
Dec. 31, 2022
Debt Disclosure [Abstract]
CONVERTIBLE SENIOR NOTES, NET
NOTE 11     -      CONVERTIBLE SENIOR NOTES, NET

In October 2020, the Company issued $175,000 aggregate principal amount, 0% coupon rate, of convertible senior notes due 2025 and an additional $25,000 aggregate principal amount of such notes pursuant to the exercise in full of the over-allotment option of the initial purchasers (collectively, “Convertible Notes” or “Notes”).

The Convertible Notes are convertible based upon an initial conversion rate of 13.4048 of the Company’s ordinary shares per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $74.60 per ordinary share). The conversion rate will be subject to adjustment upon the occurrence of certain specified events. The Convertible Notes are senior unsecured obligations of the Company.

The Convertible Notes will mature on October 15, 2025, (the "Maturity Date"), unless earlier repurchased, redeemed or converted. Prior to July 15, 2025, a holder may convert all or a portion of its Convertible Notes only under the following circumstances:

1.
During any calendar quarter commencing after the calendar quarter ending on March 31, 2021 (and only during such calendar quarter), if the last reported sale price of the Company’s ordinary shares for at least 20 trading days (whether or not consecutive) during a period of 30 consecutive trading days ending on, and including, the last trading day of the immediately preceding calendar quarter is greater than or equal to 130% of the conversion price on each applicable trading day;

2.
During the five business day period after any 10 consecutive trading day period (“measurement period”) in which the trading price, determined pursuant to the terms of the Convertible Notes, per $1,000 principal amount of Convertible Notes for each trading day of the measurement period was less than 98% of the product of the last reported sale price of the ordinary shares and the conversion rate on each such trading day;

3.
If the Company calls such Convertible Notes for redemption in certain circumstances, at any time prior to the close of business on the second scheduled trading day immediately preceding the redemption date; or

4.	Upon the occurrence of specified corporate events.

On or after July 15, 2025 until the close of business on the second scheduled trading day immediately preceding the Maturity Date, a holder may convert its Convertible Notes at any time, regardless of the foregoing circumstances.

Upon conversion, the Company can pay or deliver cash, ordinary shares or a combination of cash and ordinary shares, at the Company’s election.

The Company may not redeem the notes prior to October 20, 2023, except in the event of certain tax law changes. The Company may, at any time and from time to time, redeem for cash all or any portion of the notes, at the Company's option, on or after October 20, 2023, if the last reported sale price of the Company`s ordinary shares has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which it delivers notice of redemption at a redemption price equal to 100% of the principal amount of the notes to be redeemed, (plus accrued and unpaid special interest (if any) to, but excluding, the redemption date).

Upon the occurrence of a Fundamental Change as defined in the Indenture, holders may require the Company to repurchase for cash all or any portion of their Convertible Notes at a fundamental change repurchase price equal to 100% of the principal amount of the Convertible Notes, (plus accrued and unpaid special interest payable under certain circumstances set forth in the terms of the Convertible Notes (if any) to, but excluding, the fundamental change repurchase date). In addition, in connection with a make-whole fundamental change (as defined in the Indenture), or following our delivery of a notice of redemption, the Company will, in certain circumstances, increase the conversion rate for a holder who elects to convert its notes in connection with such a corporate event or redemption, as the case may be.

As of December 31, 2022, condition 1 as stated above has not been met, as the Company share price did not exceeded the abovementioned threshold. The Notes are therefore non-convertible as of December 31, 2022 and are classified as non-current liability.

As of December 31, 2021, condition 1 as stated above has been met, as the Company share price exceeded the abovementioned threshold. The Notes were therefore convertible as of December 31, 2021, and were classified as current liability.

The adoption of ASU 2020-06 (see Note 2P) resulted in:

•	An increase of $12,075 to liability for convertible senior notes, in the consolidated balance sheets, to reflect the full principal amount of the convertible notes outstanding net of issuance costs.

•
A reduction of $13,770 to additional paid-in capital, net of estimated income tax effects, to remove the equity component separately recorded for the conversion features associated with the convertible notes.

•	An increase to deferred tax assets, net of $1,444, to reflect the decrease in deferred tax liability relating to removal of the equity component stated above.

•	A cumulative-effect adjustment of $3,139, net of estimated income tax effects, to the beginning balance of retained earnings as of January 1, 2022.

The adoption of this new guidance reduced interest expense by $3,053 in 2022. In addition, the required use of the if-converted method by the new guidance in calculating diluted earnings per share increased the number of potentially dilutive shares in 2022 by 2,055,641 shares compared to the potentially dilutive shares used in 2021 calculation of earnings per share. In connection with the adoption, the Company calculated an effective interest rate of 0.7%.

The net carrying amount of the liability and equity components of the Convertible Notes as of December 31, 2022 and December 31, 2021 are as follows:

	As of December 31,
	2 0 2 2	2 0 2 1
Liability component:

Principal amount	200,000	200,000
Unamortized discount	-	(12,032)
Unamortized issuance costs	(3,606)	(4,931)
Net carrying amount	196,394	183,037

Equity component, net of issuance costs of $518 and deferred taxes of $1,878	-	13,770

Interest expense related to the Convertible Notes was as follows:

	Year ended December 31,
	2 0 2 2	2 0 2 1

Amortization of debt discount	-	3,000
Amortization of debt issuance costs	1,276	1,229
Total financial expense recognized	1,276	4,229

As of December 31, 2022, the total estimated fair value of the convertible senior notes was approximately $245,000. The fair value of the convertible senior notes is considered to be Level 2 within the fair value hierarchy and was determined based on quoted price of the convertible senior notes in an over-the-counter market.